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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                              MKS Instruments, Inc.
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               (Exact name of registrant as specified in charter)

         Massachusetts                    0-23621                04-2277512
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


90 Industrial Way, Wilmington, Massachusetts                        01887
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  (Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (978) 284-4000


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          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On April 22, 2004, the Board of Directors of MKS Instruments, Inc. (the "Company") appointed Leo Berlighieri, the Company's Vice President and Chief Operating Officer, as President and Chief Operating Officer. John R. Bertucci resigned as President, but shall continue in his role as the Company's Chairman and Chief Executive Officer. The full text of the press release issued by the Company on April 26, 2004 in connection with the management change is attached as Exhibit 99.1 to this Current Report on Form 8-K.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 2004                 MKS Instruments, Inc.

                                     By: /s/ Ronald C. Weigner
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                                        Ronald C. Weigner,
                                        Vice President & Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.                  Description
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99.1                         Press release dated April 26, 2004